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                                                         NUVEEN INVESTMENTS LOGO

                   IMPORTANT INFORMATION FOR SHAREHOLDERS OF
                    NUVEEN INTERMEDIATE MUNICIPAL BOND FUND

The following is a brief overview of the proposal to be voted upon at the October 25, 2000 shareholder meeting. It should be read in conjunction with your fund's proxy statement, which was mailed to you earlier. If you would like another copy of the proxy statement, please call us at (800) 621-7227 weekdays from 7:00 a.m. to 7:00 p.m. Central Time.

                          YOUR VOTE IS VERY IMPORTANT.

If you have not already done so, please fill out and return the enclosed proxy card in a timely fashion. Thank you for your support of the Nuveen family of mutual funds.

Q. WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL SHAREHOLDER MEETING ON WEDNESDAY, OCTOBER 25, 2000?

A. The Board of Trustees for Nuveen Intermediate Municipal Bond Fund (the "Fund") has called a Special Shareholder Meeting for 10:00 a.m. on Wednesday, October 25, 2000 at which you will be asked to vote on a reorganization (the "Reorganization") of your Fund into Nuveen Intermediate Duration Municipal Bond Fund (the "Surviving Fund").

   THE PROPOSAL HAS BEEN APPROVED BY THE TRUSTEES FOR YOUR FUND AND THE SURVIVING FUND, WHO UNANIMOUSLY RECOMMEND YOU VOTE "FOR" THE PROPOSAL.

Q. ARE THERE ANY DIFFERENCES BETWEEN THE FUND AND THE SURVIVING FUND?

A. The Surviving Fund is substantially the same as the Fund in its philosophy, investment objectives and policies, and day-to-day portfolio management.

Q. ARE THERE ANY DIFFERENCES IN THE RISKS OF INVESTING IN THE FUND AND THE SURVIVING FUND?

A. Yes. Please see "Rick Factors" on page 9 of this Prospectus/Proxy Statement.

Q. WHAT ADVANTAGES WILL THIS PRODUCE FOR FUND SHAREHOLDERS?

A. It is expected that the proposed Reorganization will (i) result in higher dividends per share from a higher gross embedded yield and lower gross operating expenses due to the Surviving Fund's larger net assets and greater economies of scale; (ii) preserve the Fund's intermediate risk characteristics; (iii) improve portfolio diversification; and (iv) lower portfolio transaction costs.

Q. WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A. Effective August 9, 2000, the Fund was closed to new investors; existing investors, however, may continue to make additional purchases and reinvest dividends. If approved by shareholders on October 25, 2000, the Reorganization is expected to take place on October 27, 2000.

Q. WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A. Yes. Upon approval and completion of the Reorganization, shareholders of the Fund will have their shares automatically exchanged for shares of the Surviving Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the Funds. You will receive Surviving Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your Fund shares on that date.

Q. IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR CERTIFICATES OF THE SURVIVING FUND?

A. Certificates for Surviving Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own Fund shares in certificate form, you will need to return these certificates to Nuveen in order to receive new certificates for your Surviving Fund shares.
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   If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate. Just complete the appropriate section of the Letter of Transmittal requesting book entry shares. Regardless of the way you choose to hold your shares after the Reorganization, certificates should be returned to the Fund's transfer agent by certified mail as soon as possible.

Q. WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE
   REORGANIZATION?

A. You will pay no fees or sales charges directly in connection with the implementation of the proposed changes. However, the costs associated with the Reorganization will be borne by the Fund. These costs are estimated to be $0.016 per share. The costs are expected to be more than offset over time by the anticipated lower operating costs of the Surviving Fund.

Q. HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN MY FUND AND THE SURVIVING FUND?

A. The Surviving Fund has the same management fee schedule as your Fund. Total gross operating expenses (before waivers and reimbursements by Nuveen) as a percentage of net assets for the Surviving Fund are lower than those for your Fund, reflecting the larger net assets and greater economies of scale of the Surviving Fund. For the past fiscal year, net operating expenses (after voluntary waivers and reimbursements by Nuveen) as a percentage of net assets for the Fund were lower than those for the Surviving Fund.

   There can be no assurance that Nuveen will continue these waivers or reimbursements for the Fund if the Reorganization is not approved.

Q. WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A. The Reorganization is intended to be completed on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Surviving Fund shares you receive will be the same as the tax basis and holding period of your Fund shares.

Q. CAN I EXCHANGE OR REDEEM MY FUND SHARES BEFORE THE REORGANIZATION TAKES
   PLACE?

A. You may exchange your Fund shares for shares of any other Nuveen Mutual Fund, or redeem your shares, at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction for federal income tax purposes. Nuveen will waive any deferred sales charge that would otherwise apply to a redemption or exchange of your Fund shares prior to the Reorganization.

Q. HOW DO I VOTE MY SHARES?

A. You may vote in person, by mail, by telephone or over the Internet. To vote in person, you may attend the special meeting of shareholders which will be held in the 31st floor conference room of Nuveen located at 333 West Wacker Drive, Chicago, Illinois on Wednesday, October 25, 2000 at 10:00 a.m. To vote by mail, please mark, sign and date the enclosed proxy card(s), and mail it in the enclosed postage-paid envelope, allowing sufficient time for your proxy to be received on or before Wednesday, October 25, 2000. No postage is required if the proxy is mailed in the United States. To vote by telephone, call the number indicated on your proxy card, enter the 12-digit control number found in the right portion of your proxy card, and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to www.proxyvote.com, enter the 12-digit control number found on the right portion of your proxy card, and follow the instructions, using your proxy card as a guide.

Q. WILL NUVEEN CONTACT ME?

A. You may receive a call from Nuveen or D.F. King, our proxy solicitation agent, to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

THE PROPOSAL HAS BEEN APPROVED BY THE TRUSTEES FOR YOUR FUND AND THE SURVIVING FUND, WHO UNANIMOUSLY RECOMMEND YOU VOTE "FOR" THE PROPOSAL. Please give this matter your prompt attention. We will need to receive your vote before the shareholder meeting scheduled for October 25, 2000. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Nuveen.